Exhibit 10.22

       Schedule to Form of First Amended and Restated Management Agreement

Project          Management Firm               Type of Facility           Beds    Units    Property Location             State
Blytheville      Balanced Care at              a residential care/        60      51       Blytheville, Arkansas        Arkansas
                 Blytheville, Inc.             independent living
                                               facility
Chesterfield     Balanced Care at              an adult care residence    120     80       Richmond, Virginia           Virginia
                 Chesterfield, Inc.

Chippewa         BCC at Chippewa, Inc.         a residential care         85      60       Beaver Falls, Pennsylvania   Pennsylvania
                                               facility
Dillsburg        Balanced Care at Dillsburg,   a residential care         80      60       Dillsburg, Pennsylvania      Pennsylvania
                 Inc.                          facility

Hendersonville   Balanced Care at              an assisted-care living    66      60       Hendersonville, Tennessee    Tennessee
                 Hendersonville, Inc.          facility
Kingsport        Balanced Care at Kingsport,   an assisted-care living    66      60       Kingsport, Tennessee         Tennessee
                 Inc.                          facility

Knoxville        Balanced Care at Knoxville,   an assisted-care living    106     106      Knoxville, Tennessee         Tennessee
                 Inc.                          facility


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
Lima             BCC at Lima, Inc.             a residential care         80      60       Lima, Ohio                   Ohio
                                               facility
Pocahontas       Balanced Care at              a residential care/        60      51       Pocahontas, Arkansas         Arkansas
                 Pocahontas, Inc.              independent living
                                               facility
Xenia            Balanced Care at Xenia, Inc.  a residential care         110     106      Xenia, Ohio                  Ohio
                                               facility
Lewisburg        Balanced Care at Lewisburg,   A residential care         73      44       Lewisburg, Pennsylvania      Pennsylvania
                 Inc.                          facility
Stafford         Balanced Care at Stafford,    An assisted living         54      29       Fredericksburg, Virginia     Virginia
                 Inc.                          facility


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